EXHIBIT 10(n)

Contract No: 102922

Amendment No: 02

AMENDMENT

Date Mar 09, 2000

"Transporter": ANR PIPELINE COMPANY

"Shipper": NORTH SHORE GAS COMPANY

Shipper and Transporter have agreed to amend FTS-l Contract No. 102922 dated Mar 08, 1999 ("Agreement") as follows:

  Commencing April 1, 2000 and continuing through the term of this Agreement, add the following route to each Summer Period (April through October) under this Agreement:

RECEIPT POINT	DELIVERY POINT	MDQ (dth)
Will County INT	ANRPL Storage Facilities	20,000
(246067)	(153808

An updated Primary Route Exhibit reflecting these changes are attached.

  Restate Article 8 - Further Agreement as follows:

8.A For the period April 1, 2000 through October 31, 2003, the rates for transportation under this Agreement will be a reservation rate of $4.2583 per dth per month (equivalent to a daily rate of $0.14 dth per day). These rates include Volumetric Buyout/Buydown, Dakota and Transition Cost Surcharges. In addition to the rates stated above, Shipper shall be charged the Minimum Commodity Rate, ACA and Transporter's Use ("Fuel") in accordance with Transporter's FERC Gas Tariff, which is subject to change from time to time. Shipper shall not be responsible for GRI surcharges unless and to the extent that Transporter is required by the FERC to collect such charges from all similarly situated Shippers and remit such charges to GRI.

8.B For all quantities of gas transported under this Agreement on the Secondary Route of the ANRPL Storage Facilities to Somers Interconnect during each Summer period (April through October) only, Transporter shall be charged in accordance with the terms outlined in Paragraph A above.

8.C Except as stated in Paragraphs A and B above, all quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be at Maximum Tariff Rates plus all other applicable fees, surcharges and fuel.

8.D Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

Shipper has advised Transporter of its desire to have Transporter act in such a capacity.

Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

8.E To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284 B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company".

All other terms and conditions of the Agreement shall remain in full force and effect.

NORTH SHORE GAS COMPANY
"Shipper"
By: /s/ William E. Morrow
Title: Executive Vice President
Date: July 13, 2000

ANR PIPELINE COMPANY
"Transporter"
By: /s/ John T. Donaldson, Jr.
Title: Vice President
Date: August 04, 2000

	Contract No:	102922
PRIMARY ROUTE EXHIBIT	Rate Schedule:	FTS-1
To Agreement Between	Contract Date:	Mar 08, 1999
ANR PIPELINE COMPANY (Transporter)	Amendment Date:	Mar 09, 2000
AND NORTH SHORE GAS COMPANY (Shipper)

Receipt	Delivery	Annual	Winter	Summer
Number	Number	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

246067	153808	0	0	20000
WILL COUNTY INT	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2003	TO: Oct 31, 2003

246067	183670	0	20000	0
WILL COUNTY INT	HAMPSHIRE INT
FROM: Nov 01, 2002	TO: Mar 31, 2003

246067	153808	0	0	20000
WILL COUNTY INT	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2002	TO: Oct 31, 2002

246067	183670	0	20000	0
WILL COUNTY INT	HAMPSHIRE INT
FROM: Nov 01, 2001	TO: Mar 31, 2002

246067	153808	0	0	20000
WILL COUNTY INT	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2001	TO: Oct 31, 2001

246067	183670	0	20000	0
WILL COUNTY INT	HAMPSHIRE INT
FROM: Nov 01, 2000	TO: Mar 31, 2001

246067	153808	0	0	20000
WILL COUNTY INT	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2000	TO: Oct 31, 2000

246067	183670	0	20000	0
WILL COUNTY INT	HAMPSHIRE INT
FROM: Apr 01, 2000	TO: Mar 31, 2000